                                                                      Exhibit 24


                                POWER OF ATTORNEY

Each of the undersigned directors and/or officers of Carbon Energy Corporation (the "Company") hereby authorizes Patrick R. McDonald and Kevin D. Struzeski, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of the undersigned and file with the Securities and Exchange Commission the Company's annual report on Form 10-K, for the fiscal year ended December 31, 2000, and any amendments to such annual report; and (2) to take any and all actions necessary or required in connection with such annual report to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


Signature                             Title                                      Date
- ----------------------------------    --------------------------------------     ------------------

/s/ Patrick R. McDonald               Director, President and                    February 5, 2001
- ----------------------------------    Chief Executive Officer                    ------------------
Patrick R. McDonald

/s/ Kevin D. Struzeski                Treasurer and Chief Financial Officer      February 14, 2001
- ----------------------------------                                               ------------------
Kevin D. Struzeski

/s/ Cortlandt S. Dietler              Director                                   February 22, 2001
- ----------------------------------                                               ------------------
Cortlandt S. Dietler

/s/ David H. Kennedy                  Director                                   February 22, 2001
- ----------------------------------                                               ------------------
David H. Kennedy

/s/ Bryan H. Lawrence                 Director                                   February 22, 2001
- ----------------------------------                                               ------------------
Bryan H. Lawrence

/s/ Peter A. Leidel                   Director                                   March 29, 2001
- ----------------------------------                                               ------------------
Peter A. Leidel

/s/ Harry A. Trueblood, Jr.           Director                                   March 20, 2001
- ----------------------------------                                               ------------------
Harry A. Trueblood, Jr.

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